                                                            Exhibit 10.34

APPROVED BY THE BOARD OF DIRECTORS
OF THE COMPANY ON OCTOBER 25, 2000


                         KHANTY MANSIYSK OIL CORPORATION
                              AMENDED AND RESTATED
                             1996 STOCK OPTION PLAN


 1.      PURPOSE

         The purpose of this Amended and Restated 1996 Stock Option Plan (the "Plan") is to advance the interests of Khanty Mansiysk Oil Corporation (the "Company") by enhancing the ability of the Company and its subsidiaries to attract and retain directors, employees, consultants or advisers who are in a position to make significant contributions to the success of the Company, to reward them for their contributions and to encourage them to take into account the long-term interests of the Company.

         The Plan provides for the award of options to purchase shares of the Company's common stock ("Stock") and for the award of stock appreciation rights ("SARs") based on Stock. Options granted pursuant to the Plan may be incentive stock options as defined in section 422 of the Internal Revenue Code of 1986 (as from time to time amended, the "Code") (any option that is intended to qualify as an incentive stock option being referred to herein as an "incentive option"), or options that are not incentive options, or both. Options granted pursuant to the Plan shall be presumed to be non-incentive options unless expressly designated as incentive options.

2.       ELIGIBILITY FOR AWARDS

         Persons eligible to receive awards under the Plan shall be all directors, including directors who are not employees, of the Company, all executive officers, other employees, consultants and advisers of the Company and its subsidiaries who, in the opinion of the Board, are in a position to make a significant contribution to the success of the Company and its subsidiaries, and any trust in which any such officer, director or employee has more than fifty percent of the beneficial interest. A subsidiary for purposes of the Plan shall be a corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock. Persons selected for awards under the Plan are referred to herein as "participants"; provided, that in the case of a trust, references in the Plan to the lifetime and death of the participant shall be deemed to refer to the beneficiary of the trust.

3.       ADMINISTRATION

         The Plan shall be administered by the Board of Directors (the "Board") of the Company. The Board shall have authority, not inconsistent with the express provisions of the Plan, (a) to grant awards consisting of options or SARs, or both, to such participants as the Board may select; (b) to determine the time or times when awards shall be granted and the number of shares of Stock subject to each award; (c) to determine which options are, and which options are not, incentive options; (d) to determine the terms and conditions of each award;
(e) to prescribe the form or forms of any instruments evidencing awards and any other instruments required under the Plan and to change such forms from time to time; (f) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (g) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Board shall be conclusive and shall bind all parties. Subject to Section 9 the Board shall also have the authority, both generally and in particular instances, to waive compliance by a participant with any obligation to be performed by the participant under an award, to waive any condition or provision of an award, and to amend or cancel any award (and if an award is canceled, to grant a new award on such terms as the Board shall specify) except that the Board may not take any action with respect to an outstanding award that would adversely affect the rights of the participant under such award without such participant's consent. Nothing in the preceding sentence shall be construed as limiting the power of the Board to make adjustments required by Section 5(c).


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         The Board may, in its discretion, delegate some or all of its powers with respect to the Plan to the Compensation Committee (the "Committee"), in which event all references in this Plan (as appropriate) to the Board shall be deemed to refer to the Committee. The Committee shall act in accordance with the Regulations of the Committee, as approved by the Board and as such Regulations may be amended from time to time.

4.       EFFECTIVE DATE AND TERM OF PLAN

         The Plan shall become effective on the date on which it is approved by the Board of Directors of the Company. Grants of awards under the Plan made prior to that date, but within the authorized number of shares subject to the Plan, shall be effective and are expressly made subject to the Plan as of the date of the approval of the Plan by the Board of Directors.

         No awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but awards previously granted may extend beyond that date.

5.       SHARES SUBJECT TO THE PLAN

         (a) NUMBER OF SHARES. Subject to adjustment as provided in Section 5(c), the aggregate number of shares of Stock that may be delivered upon the exercise of awards granted under the Plan shall be eighty thousand (80,000). If any award granted under the Plan terminates without having been exercised in full, or upon exercise is satisfied other than by delivery of Stock, the number of shares of Stock as to which such award was not exercised shall be available for future grants within the limits set forth in this Section 5(a).

         The maximum number of shares for which options may be granted to any individual over the life of the Plan shall be eighteen thousand (18,000). The maximum number of shares subject to SARs granted to any individual over the life of the Plan shall likewise be eighteen thousand (18,000). The per-individual limitations described in this paragraph shall be construed and applied consistent with the rules and regulations under Section 1 62(m) of the Code.

         (b) SHARES TO BE DELIVERED. Shares delivered under the Plan shall be authorized but un-issued Stock or, if the Board so decides in its sole discretion, previously issued Stock acquired by the Company and held in its treasury. No fractional shares of Stock shall be delivered under the Plan.

         (c) CHANGES IN STOCK. In the event of a stock dividend, stock split or combination of shares, re-capitalization or other change in the Company's capital stock, the number and kind of shares of Stock subject to awards then outstanding or subsequently granted under the Plan, the exercise price of such awards, the maximum number of shares of Stock that may be delivered under the Plan, and other relevant provisions shall be appropriately adjusted by the Board, whose determination shall be binding on all persons.

         The Board may also adjust the number of shares subject to outstanding awards and the exercise price and the terms of outstanding awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, consolidations or mergers, acquisitions or dispositions of stock or property or any other event if its is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an incentive option, without the consent of the participant, if it would constitute a modification, extension or renewal of the option within the meaning of section 424(h) of the Code.

6.       TERMS AND CONDITIONS OF OPTIONS AND SARS
         ----------------------------------------

         Except as otherwise provided in any applicable award agreement, the following terms and conditions shall apply to options and SARs granted pursuant to the Plan:

         (a) EXERCISE PRICE OF OPTIONS AND SARS. The exercise price of each option or SAR shall be determined by the Board but in the case of an incentive option shall not be less than 100% (110%, in the case of an incentive option granted to a ten-percent shareholder) of the fair market value of the Stock at the time the option is granted; nor shall the exercise price be less, in the case of an original issue of authorized stock, than par value. For this purpose, "fair market value" in the case of incentive options shall have the same meaning as it does in the provisions of the Code and the regulations thereunder applicable

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to incentive options; and "ten-percent shareholder" shall mean any participant who at the time of grant owns directly, or by reason of the attribution rules set forth in section 424(d) of the Code, is deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its parent or subsidiary corporations.

         (b) DURATION OF OPTIONS AND SARS. Options and SARs shall be exercisable during such period or periods as the Board may specify. The latest date on which an option or SAR may be exercised (the "Final Exercise Date") shall be the date that is ten years (five years, in the case of an incentive option granted to a "ten-percent shareholder" as defined in (a) above) from the date the option or SAR was granted or such earlier date as the Board may specify at the time the option or SAR is granted.

         (c)      EXERCISE OF OPTIONS AND SARS.

                  (1) Options and SARs shall become exercisable at such time or times and upon such conditions as the Board shall specify. In the case of an option or an SAR not immediately exercisable in full, the Board may at any time accelerate the time at which all or any part of the option or SAR may be exercised.

                  (2) Options and SARs may be exercised only in writing. Written notice of exercise must be signed by the proper person and furnished to the Company, together with (i) such documents as the Board may require and
                           (ii) in the case of options, payment in full as specified below in Section 6(d) for the number of shares for which the option is exercised.

                  (3) The delivery of Stock upon the exercise of an option or an SAR shall be subject to compliance with (i) applicable federal and state laws and regulations,
                           (ii) if the outstanding Stock is at the time listed on any stock exchange, the listing requirements of such exchange, and (iii) Company counsel's approval of all other legal matters in connection with the issuance and delivery of such Stock. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the option or SAR, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer. Without limiting the generality of the foregoing, the Board may require that a participant enter into a Shareholders Agreement, substantially in the form attached hereto as Exhibit A, with respect to any shares of Stock acquired upon exercise of an option hereunder.

                  (4) In the case of an SAR or an option that is not an incentive option, the Board shall have the right to require that the participant exercising the option or SAR remit to the Company an amount sufficient to satisfy any federal, state, or local withholding tax requirements (or make other arrangements satisfactory to the Company with regard to such taxes) prior to the delivery of any Stock or cash pursuant to the exercise of the option or SAR. If permitted by the Board, either at the time of the grant of the option or SAR or the time of exercise, the participant may elect, at such time and in such manner as the Board may prescribe, to satisfy such withholding obligation by (i) delivering to the Company Stock (which in the case of Stock acquired from the Company shall have been owned by the participant for at least six months prior to the delivery date) having a fair market value equal to such withholding obligation, or (ii) requesting that the Company withhold from the shares of Stock to be delivered upon the exercise a number of shares of Stock having a fair market value equal to such withholding obligation.

                           In the case of an incentive option, if at the time the option is exercised the Board determines that under applicable law and regulations the Company could be liable for the withholding of any federal or state tax with respect to a disposition of the Stock received upon exercise, the Board may require as a condition of exercise that the participant exercising the option agree (i) to inform the Company promptly of any disposition (within the meaning of section 424(c) of the Code and the regulations thereunder) of Stock received upon exercise, and (ii) to give such security as the Board deems adequate to meet the potential liability of the Company for the withholding of tax, and to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security.

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

                  (5) If an option or an SAR is exercised by the executor or administrator of a deceased participant, or by the person or persons to whom the option has been transferred by the participant's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the option or SAR.

               (d) PAYMENT FOR AND DELIVERY OF STOCK. Stock purchased upon exercise of an option under the Plan shall be paid for as follows:

         (i) in cash or by personal check, certified check, bank draft or money order payable to the order of the Company; or

         (ii) if so permitted by the Board (which, in the case of an incentive option, shall specify the method of payment at the time of grant), (A) through the delivery of shares of Stock (which, in the case of Stock acquired from the Company, shall have been held for at least six months prior to delivery) having a fair market value on the last business day preceding the date of exercise equal to the purchase price or (B) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or (C) by requesting that the Company withhold from the shares of Stock to be delivered upon the exercise a number of shares of Stock having a fair market value on the last business day preceding the date of exercise equal to the purchase price or (D) by any combination of the permissible forms of payment; PROVIDED, that if the Stock delivered upon exercise of the option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock shall be paid other than by a personal check of the person exercising the option.

         (e) STOCK APPRECIATION RIGHTS. The Board in its discretion may grant SARs either in tandem with or inder pendent of options awarded under the Plan. Except as hereinafter provided, each SAR shall entitle the participant to receive upon exercise, with respect to each share of Stock to which the SAR relates, the excess of (i) the share's value on the date of exercise over (ii) the share's fair market value on the date the SAR was granted. For purposes of clause (i), "value" shall mean fair market value; PROVIDED, that the Board may adjust such value to take into account dividends on the Stock and may also grant SARs that provide, in such limited circumstances following a change in control of the Company (as determined by the Board) as the Board may specify, that "value" for purposes of clause (i) is to be determined by reference to an average value for the Stock during a period immediately preceding the change in control, as determined by the Board. The amount payable to a participant upon exercise of an SAR shall be paid either in cash or in shares of Stock, as the Board determines. Each SAR shall be exercisable during such period or periods and on such terms as the Board may specify. In no event, however, shall an SAR be exercisable after the dat that is ten years from the date of grant.

         (f) RIGHTS AS SHAREHOLDER. A participant shall not have the rights of a shareholder with regard to awards under the Plan except as to Stock actually received by the participant under the Plan.

         (g) NONTRANSFERABILITY OF AWARDS. Except as the Board may otherwise determine, no award may be transferred other than by will or by the laws of descent and distribution, and during a participant's lifetime an award may be exercised only by the participant.

         (h) DEATH. If a participant dies, each option and SAR held by the participant immediately prior to death may be exercised, to the extent it was exercisable immediately prior to death, by the participant's executor or administrator or by the person or persons to whom the option or SAR is transferred by will or the applicable laws of descent and distribution, at any time within the one-year period (or such longer or shorter period as the Board may determine) beginning with the date of the participant's death but in no event beyond the Final Exercise Date. All options and SARs held by a participant immediately prior to death that are not then exercisable shall terminate on the date of death.

         (i) TERMINATION OF SERVICE OTHER THAN BY DEATH. If an employee's employment with the Company and its subsidiaries terminates for any reason other than by death, all options and SARs held by the employee (or by a trust of which the employee is the beneficiary) that are not then exercisable shall terminate. Options and SARs that are exercisable on the date employment terminates shall continue to be exercisable for a period of three months (or such longer or shorter period as the

Board may determine, but in no event beyond the Final Exercise Date) unless the employee was discharged for cause that in the opinion of the Board casts such discredit on the employee as to justify termination of the employee's options and SARs. After completion of the post-termination exercise period, such options and SAR's shall terminate to the extent not previously exercised, expired or terminated. For purposes of this Section 6(i), employment shall not be considered terminated (i) in the case of sick leave or other bona fide leave of absence approved for purposes of the Plan by the Board, so long as the employee's right to reemployment is guaranteed either by statute or by contract, or (ii) in the case of a transfer of employment between the Company and a subsidiary or between subsidiaries, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an option or SAR in a transaction to which section 424(a) of the Code applies.

         In the case of a participant who is not an employee (or a trust of which an employee is the beneficiary), provisions relating to the exercisability of options and SARs following termination of service shall be specified in the award. If not so specified, all options and SARs held by such participant that are not then exercisable shall terminate upon termination of service. Options and SARs that are exercisable on the date the participant's service as director, consultant or adviser terminates shall continue to be exercisable for a period of three months (or such longer period as the Board may determine, but in no event beyond the Final Exercise Date) unless the director, consultant or adviser was terminated for cause that in the opinion of the Board casts such discredit on him or her as to justify termination of his or her options and SARs. After completion of the post-termination exercise period, such options and SARs shall terminate to the extent not previously exercised, expired or terminated.

         (j) SUBSTITUTE AWARDS. The Board may grant awards under the Plan in substitution for awards held by directors, employees, consultants or advisers of another corporation who concurrently become directors, employees, consultants or advisers of the Company or a subsidiary of the Company as the result of a merger or consolidation of that corporation with the Company or a subsidiary of the Company, or as the result of the acquisition by the Company or a subsidiary of the Company of property or stock of that corporation. The Company may direct that substitute awards be granted on such terms and conditions as the Board considers appropriate in the circumstances.

7.       CHANGE IN CONTROL

         (a) The provisions of this Section 7 will apply to all awards granted under the Plan unless otherwise specified by the Board in an award agreement.

         (b) Upon a Change in Control, all options and SARs shall become vested and exercisable, and all restrictions with respect thereto shall immediately lapse.

         (c) A "CHANGE IN CONTROL" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

         (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 30% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below; or

         (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

         (iii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (A) a merger or consolidation immediately following which the directors of the Company immediately prior to such merger or consolidation continue to constitute at least a majority of the board of directors of the Company, the surviving entity or any parent thereof or (B) a merger or consolidation effected to implement a re-capitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its affiliates) representing 30% or more of the combined voting power of the Company's then outstanding securities; or

         (iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition to a company, at least a majority of the directors of which were directors of the Company immediately prior to such sale or disposition.

         (d) "BENEFICIAL OWNER" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

         (e) "PERSON" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries,
(ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

8.       EMPLOYMENT RIGHTS

         Neither the adoption of the Plan nor the grant of awards shall confer upon any participant any right to continue as an employee or director of, or consultant or adviser to, the Company or any parent or subsidiary or affect in any way the right of the Company or parent or subsidiary to terminate them at any time. Except as specifically provided by the Board in any particular case, the loss of existing or potential profit in awards granted under this Plan shall not constitute an element of damages in the event of termination of the relationship of a participant even if the termination is in violation of an obligation of the Company to the participant by contract or otherwise.

9.       EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT AND TERMINATION

         Neither adoption of the Plan nor the grant of awards to a participant shall affect the Company's right to make awards to such participant that are not subject to the Plan, to issue to such participant Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued.

         The Board may at any time discontinue granting awards under the Plan. With the consent of the participant, the Board may at any time cancel an existing award in whole or in part and grant another award for such number of shares as the Board specifies. The Board may at any time or times amend the Plan or any outstanding award for the purpose of satisfying the requirements of section 422 of the Code or of any changes in applicable laws or regulations or for any other purpose that may at the time be permitted by law, or may at any time terminate the Plan as to further grants of awards, but no such amendment or termination shall adversely affect the rights of any participant (without the participant's consent) under any award previously granted.

10.      GOVERNING LAW

         The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of New York without giving effect to the conflict of laws principles thereof.

                                                                       Exhibit A

================================================================================

                             SHAREHOLDERS AGREEMENT

                                   dated as of

                                 ___________,___

                                     between

                        KHANTY MANSIYSK OIL CORPORATION

                                       and

                               ------------------

================================================================================

                                TABLE OF CONTENTS
                                                                           Page
                                                                           ----
                                    ARTICLE I
                                   Definitions
SECTION 1.1 ........................................................Definitions



                                   ARTICLE II
                               Third Party Offers
SECTION 2.1 .................................................Third Party Offers

                                   ARTICLE III
                              Transfer Restrictions
SECTION 3.1 .......................................................Restrictions
SECTION 3.2 ...............................................Right of First Offer
SECTION 3.3 .............................................................Legend
SECTION 3.4 .....................................Compliance with Applicable Law
SECTION 3.5 .............................................................Effect

                                   ARTICLE IV
                               Registration Rights
SECTION 4.1 ............................................Incidental Registration
SECTION 4.2 ............................................Registration Procedures
SECTION 4.3 ...................................................Indemnification.

                                    ARTICLE V
                                Voting Covenants
SECTION 5.1 ......................................................Voting Shares

                                   ARTICLE VI
                                   Termination
SECTION 6.1 ........................................................Termination

                                   ARTICLE VII
                                  Miscellaneous
SECTION 7.1 ......................................................Effectiveness
SECTION 7.2 ............................................................Notices
SECTION 7.3 .....................................................Interpretation
SECTION 7.4 .......................................................Severability
SECTION 7.5 .......................................................Counterparts

                                                                           Page
                                                                           ----
SECTION 7.6 .....................Entire Agreement; No Third Party Beneficiaries
SECTION 7.7 .................................................Further Assurances
SECTION 7.8 ..................................Governing Law; Equitable Remedies
SECTION 7.9 ................................................Amendments; Waivers
SECTION 7.10 ........................................................Assignment

            SHAREHOLDER AGREEMENT, dated as of_______ among Khanty Mansiysk Oil Corporation, a Delaware corporation ("KMOC") and __________________________ (the "Grantee").

            WHEREAS KMOC has granted to the Grantee options to purchase ____ shares of common stock of KMOC pursuant to the Amended and Restated 1996 Stock Option Plan of KMOC, approved by the Board of Directors of KMOC on October 20, 1999; and

            WHEREAS the parties hereto wish to set forth their agreement concerning certain matters relating to the Grantees's ownership and disposition of any shares of common stock, no par value, of KMOC acquired by the Grantee pursuant to its exercise of such options or by any other means subsequent to the Effective Date (collectively, the "Shares").

            NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   Definitions

            SECTION I.1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

            An "affiliate" of any Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person. For purposes of the definition of affiliate, "control" has the meaning specified in Rule 12b-2 under the Exchange Act as in effect on the date of this Agreement.

            "Applicable Law" shall mean, with respect to any Person, any statute, law, regulation, ordinance, rule, judgment, rule of common law, order, decree, award, Governmental Approval, concession, grant, franchise, license, agreement, directive, guideline, policy, requirement, or other governmental restriction or any similar form of decision of, or determination by, or any interpretation or administration of any of the foregoing by, any Governmental Authority, whether in effect as of the date hereof or thereafter and in each case as amended, applicable to such Person or its subsidiaries or their respective assets.

            A Person shall be deemed to "Beneficially Own", to have "Beneficial Ownership" of, or to be "Beneficially Owning" any securities (which securities shall also be deemed "Beneficially Owned" by such Person) that such Person is deemed to "beneficially own" within the meaning of Rule 13d-3 under the Exchange Act as in effect on the date of this Agreement.

            "best efforts" with respect to any action subject to such a best efforts obligation shall mean all efforts to take such action as may be taken in a commercially reasonable maimer.

            "Change of Control" with respect to KMOC shall be deemed to have occurred at such time as a "person" or "group" (within the meaning of Section 13(d)(3) of the Exchange Act) (i) becomes the Beneficial Owner, directly or indirectly, of more than 50% of the Voting Securities of KMOC or (ii) otherwise obtains control of KMOC.

            "Effective Date" means the date of this Agreement.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            "First Offer Price" has the meaning set forth in Section 3.2(a).

            "Governmental Approval" means any action, order, authorization, consent, approval, license, lease, ruling, permit, tariff, rate, certification, exemption, filing or registration by or with any Governmental Authority.

            "Governmental Authority" means any government or political subdivision thereof, governmental department, commission, board, bureau, agency, regulatory authority, instrumentality, judicial or administrative body having jurisdiction over the matter or matters in question.

            "Grantee" has the meaning set forth in the recitals to this Agreement.

            A "group" has the meaning set forth in Section 13(d)(3) of the Exchange Act as in effect on the date of this Agreement.

            "Indemnified Person" has the meaning set forth in Section 4.3(a).

            "KMOC" has the meaning set forth in the recitals to this Agreement.

            "KMOC Board" means the board of directors of KMOC.

            "KMOC Common Stock" means common stock, no par value, of KMOC.

            "KMOC Voting Securities" means KMOC Common Stock and any other issued and outstanding securities of KMOC generally entitled to vote in the election of directors of KMOC.

            "Offered Shares" has the meaning set forth in Section 3.2(a).

            "Other KMOC Holders" means the holders of the Other KMOC Shares.

            "Other KMOC Shares" means securities of KMOC not held by a Shareholder.

            "Permitted Transferee" means any Person who acquires Shares pursuant to Sections 3.1(b) or 3.1(c).

            "Person" means any individual, group, corporation, firm, partnership, joint venture, trust, business association, organization, governmental entity or other entity.

            "Public Offering" means any offering of stock registered under the Securities Act.

            "Purchase Agreement" has the meaning set forth in the recitals to this Agreement.

            "Response Period" has the meaning set forth in Section 3.2(b).

            "SEC" means the Securities and Exchange Commission or any successor governmental entity.

             "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

             "Shares" has the meaning set forth in the recitals to this Agreement.

             "Shareholder" means the Grantee at such time as the Grantee Beneficially Owns Shares or any Permitted Transferee that holds Shares.

             "Third Party Offer" means a bona fide offer to enter into a transaction by a Person other than the Grantee or any of the Grantee's affiliates or any other Person acting on behalf of the Grantee or any of the Grantee's respective affiliates which would result in a Change of Control of KMOC or a transfer of all or substantially all of the assets of KMOC.

             "Transfer" has the meaning set forth in Section 3.1.

             "Transfer Notice" has the meaning set forth in Section 3.2(a).

             "Wholly Owned Subsidiary" means, with respect to any Person, as of any date of determination, any other Person as to which such Person owns, directly or indirectly, or otherwise controls, 100% of the voting shares or other similar interests.

                                   ARTICLE II
                               Third Party Offers

             SECTION II.1. Third Party Offers. If, prior to the tenth anniversary of the Effective Date, KMOC becomes the subject of a Third Party Offer that is (a) approved by a majority of the KMOC Board and (b) supported by the holders of a majority of the KMOC Voting Securities (i) in the event of a Third Party Offer, the consummation of which does not require action by the holders of the KMOC Voting Securities, that have taken a position on such transaction, other than the Shareholders, or (ii) in the event of a Third Party Offer, the consummation of which requires action of the holders of KMOC Voting Securities, whether at a meeting or by written consent, that have voted in favor of such Third Party Offer, other than the Shareholders, KMOC shall deliver a written notice to the Grantee, briefly describing the material terms of such Third Party Offer, and the Grantee shall, within ten business days after receipt of such notice, either (x) offer to acquire all or substantially all of the assets of KMOC or the Other KMOC Shares, as the case may be, on terms at least as favorable to the Other KMOC Holders as those contemplated by such Third Party Offer or (y) confirm in writing that it will support, and at the appropriate time support, such Third Party Offer, including by voting and causing each of the Shareholders to vote all Shares Beneficially Owned by such Shareholder eligible to vote thereon in favor of such Third Party Offer or, if applicable, tendering or selling and causing each of the Shareholders to tender or sell all of the Shares Beneficially Owned by it to the Person making such Third Party Offer. For purposes of (b)(i) of the foregoing sentence of this Section 2.1, in order to determine whether a Third Party Offer is supported by other holders of KMOC Voting Securities, KMOC may use any reasonable method, taking into account confidentiality concerns, including engaging the services of a proxy solicitor or similar firm. The notice referred to in the first sentence of this Section
2.1 shall be delivered promptly after the approval of the Third Party Offer by the KMOC Board and the determination of the support by the holders of a majority of the KMOC Voting Securities who have taken a position on such transaction or the approval by the holders of a majority of the KMOC Voting Securities that have voted in favor of such Third Party Offer, as the case may be.

                                   ARTICLE III
                              Transfer Restrictions

            SECTION III.1. Restrictions. Except in connection with (i) a Third Party Offer as provided in Section 2.1 or (ii) a registered Public Offering pursuant to Article IV, no Shareholder shall, sell, pledge, assign, grant a participation interest in, encumber or otherwise transfer or dispose of any Shares to any other Person, whether directly, indirectly, voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise (a "Transfer") without the prior written consent of KMOC, which shall not be unreasonably withheld, except in accordance with one of the following:

            (a) subject to compliance with the provisions of Section 3.2, pursuant to a sale to any one Person or group in an amount less than 5% of the outstanding securities of any class of KMOC; provided, however, that the aggregate of such sales made by the Shareholders as a group in any one year shall not exceed 10% of the outstanding securities of any class of KMOC;

            (b) pursuant to a Transfer of Shares by the Grantee to a Wholly Owned Subsidiary, from a Wholly Owned Subsidiary of the Grantee to the Grantee or between Wholly Owned Subsidiaries of the Grantee (any such transferee shall be referred to herein as a "Permitted Transferee"), provided that in the case of any such Transfer, the Grantee shall have provided KMOC with written notice of such proposed Transfer at least 15 days prior to consummating such Transfer stating the name and address of the Permitted Transferee, the relationship between the Grantee and the Permitted Transferee, and the Permitted Transferee shall have executed a copy of this Agreement as a shareholder of KMOC. If any Permitted Transferee to whom Shares have been Transferred pursuant to this
Section 3.1 by the Grantee ceases to be a Permitted Transferee, such Shares shall be Transferred back to the Grantee immediately prior to the time such Person ceases to be a Permitted Transferee of the Grantee. The Grantee and such Permitted Transferee shall be jointly and severally liable for any breach of this Agreement by such Permitted Transferee; or

            (c) upon the death of any Shareholder who is an individual, the Shares held by such Shareholder may be distributed by will or other instrument taking effect at death or by applicable laws of decent and distribution to such Shareholder's estate, executors, administrators and personal representatives, and then to such Shareholder's heirs, legatees or distributees; provided, however, that no such Transfer shall be effective until the recipient has delivered to KMOC a written acknowledgment and agreement in form and substance reasonably satisfactory to KMOC that the Shares to be received by such recipient are subject to all the provisions of this Agreement and that such recipient is bound hereby and party hereto to the same extent as the Shareholder from whom the Shares were obtained. Each recipient of Shares pursuant to this paragraph (c) shall also be deemed a "Permitted Transferee."

            SECTION III.2. Right of First Offer.

            (a) If a Shareholder desires to transfer any Shares to any Person other than pursuant to the provisions of Sections 2.1, 3.1(b) or 3.1(c) or
Article IV, the Shareholder shall first give written notice (a "Transfer Notice") to that effect to KMOC containing (i) the number of Shares proposed to be transferred (the "Offered Shares"), and (ii) the purchase price (the "First Offer Price") which the Shareholder proposes to be paid for the Offered Shares.

            (b) KMOC shall have a period of 30 days after the date of receipt of the Transfer Notice (the "Response Period") to accept the offer made pursuant to the Transfer Notice to purchase all of the Offered Shares (on its own behalf or on the behalf of others) at the First Offer Price by delivering written notice of acceptance to the Shareholder within the Response Period.

            (c) If KMOC elects to purchase (on its behalf or on the behalf of others) all of the Offered Shares, the closing of the sale of the Offered Shares will be held at KMOC's principal office in New York on a date to be specified by KMOC which is not less than 10 days nor more than 60 days after the end of the Response Period. At the closing, KMOC will deliver the consideration in accordance with the terms of the offer set forth in the Transfer Notice, and the Shareholder will deliver the Offered Shares to KMOC, duly indorsed for transfer, free and clear of all liens, claims and encumbrances.

            (d) If, at the end of the Response Period, KMOC has not given notice of its decision to purchase all of the Offered Shares, then the Shareholder shall be entitled for a period of 90 days beginning the day after the expiration of the Response Period to sell the Offered Shares at a price not lower than the First Offer Price and on terms not more favorable to the transferee than were contained in the Transfer Notice. Promptly after any sale pursuant to this
Section 3.2, the Shareholder shall notify KMOC of the consummation thereof and shall furnish such evidence of the completion (including time of completion) of such sale and of the terms thereof as KMOC may request.

            (e) If, at the end of any such 90-day period provided for in this
Section 3.2, the Shareholder has not completed the sale of the Offered Shares, the Shareholder shall no longer be permitted to sell any of such Offered Shares pursuant to this Section 3.2 without again fully complying with the provisions of this Section 3.2 and all the restrictions on sale, transfer, assignment or other disposition contained in this Agreement shall again be in effect.

            SECTION III.3. Legend. Each certificate representing the Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

            RESTRICTIONS ON TRANSFER OF SECURITIES: THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER STATE SECURITIES LAWS. THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN A SHAREHOLDER AGREEMENT DATED _____, __. A COPY OF SUCH CONDITIONS WILL BE FURNISHED BY THE CORPORATION TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE. THESE SECURITIES MAY NOT BE RESOLD OR TRANSFERRED UNLESS SUCH CONDITIONS ARE COMPLIED WITH AND UNLESS REGISTERED OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS.

            SECTION III.4. Compliance with Applicable Law, Etc. The exercise of the right of first offer set forth in Section 3.2 and the completion of any transfer or sale of Shares contemplated hereunder shall be subject to compliance with Applicable Law. KMOC and the Shareholders shall cooperate with each other and shall take all such action, including, without limitation, obtaining all Governmental Approvals required to comply with Applicable Law in connection with the sale or transfer of the Shares pursuant to this Agreement. KMOC and the transferring Shareholder shall bear its own costs and expenses in connection with obtaining any such Governmental Approvals.

            SECTION III.5. Effect. Any purported transfer of securities that is inconsistent with the provisions of this Article III shall be null and void and of no force or effect and will not be registered on the stock transfer books of KMOC.


                                   ARTICLE IV
                               Registration Rights

             SECTION IV.1. Incidental Registration. If KMOC proposes at any time to register KMOC Common Stock under the Securities Act (other than pursuant to a registration statement on Form S-8 or Form S-4 (or a similar successor form)) with respect to an offering of KMOC Common Stock for its own account or for the account of any of its security holders, it will promptly give written notice thereof to the Grantee (but in no event less than fifteen days before the anticipated filing date), and offer the Shareholders the opportunity to register such number of Shares as the Shareholders may request. Upon the written request of the Grantee made within 20 days after the receipt of any such notice (which request shall specify the Shares intended to be disposed of by each Shareholder and the intended method of disposition thereof), KMOC will, subject to the terms of this Agreement, use its best efforts to include the Shares which KMOC has been requested to register in such registration.

             (a) If the proposed registration by KMOC is an underwritten Public Offering of KMOC Common Stock, then KMOC will use its best efforts to cause the managing underwriter or underwriters to include the Shares requested to be included by the Grantee (including Shares to be included on behalf of other Shareholders) among those securities to be distributed by or through such underwriters (on the same terms and conditions as the KMOC Common Stock of KMOC included therein to the extent appropriate). Notwithstanding the foregoing, if in the reasonable judgment of the managing underwriters or underwriters, the success of the Public Offering would be adversely affected by inclusion of the Shares requested to be included, KMOC shall include in such registration the number (if any) of Shares so requested to be included which in the opinion of such underwriters can be sold, but (i) only after the inclusion in such registration of KMOC Common Stock being sold by KMOC and (ii) only after the inclusion in such registration of KMOC Common Stock being sold by persons exercising any demand registration rights they may have in respect of KMOC. If, in the opinion of such underwriters, some but not all of the Shares requested to be included may be included in such registration, all Shareholders requested to be included therein, and any other holders of KMOC Common Stock that have substantially similar registration rights to the holders of Shares and have requested registration of such shares, shall share pro rata in the number of such shares requested to be included therein based on the number of such shares so requested to be included by such persons.

            (b) If, at any time after giving written notice of its intention to register KMOC Common Stock and prior to the effective date of the registration statement filed in connection with such registration, KMOC shall determine for any reason either not to register, or to delay registration of, such securities, KMOC may, at its election, give written notice of such determination to the Grantee and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Shares in connection with such registration or (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Shares, for the same period as the delay in registering such other KMOC Common Stock.

            (c) The selection of the underwriters for any such offering shall be at the sole discretion of KMOC.

            (d) KMOC will pay expenses associated with the registration and sale of the Shares including without limitation legal, accounting, printing and distribution fees and expenses, except for registration fees associated with the Shares and commissions and underwriting discounts payable with respect to the Shares, which shall be paid by the Grantee.

            SECTION IV.2. Registration Procedures.

            (a) If and whenever KMOC is required by the provisions of Section 4. 1 hereof to effect the registration of Shares, KMOC will as promptly as practicable:

                   (i) furnish to the Grantee such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as the Grantee may reasonably request to facilitate the disposition of the Shares included in such registration by the Shareholders;

       (ii) use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions, if applicable, as shall be reasonably appropriate for distribution of the Shares; provided, however, that KMOC shall not be required, solely in order to accomplish the foregoing, to qualify to do business as a foreign corporation in any jurisdiction where it would not otherwise be required to qualify, subject itself to taxation in any such jurisdiction or consent to general service of process in any such jurisdiction;

       (iii) advise the Grantee, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC or any state securities commission or agency suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and use its best efforts to prevent the issuance of any stop order to obtain its withdrawal if such stop order should be issued;

       (iv) notify the Grantee upon KMOC's discovery that, or upon the happening of any event as a result of which any prospectus included in any registration statement which includes Shares, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the Grantee's request prepare and furnish to the Grantee a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein necessary to make the statements therein not misleading in the light of the circumstances then existing;

       (v) use its best efforts to cause all such Shares to be listed on each securities exchange or inter-dealer quotation system on which the KMOC Common Stock is then listed or will be listed following the Public Offering, provided that the applicable listing requirements are satisfied.

            (b) If any registration pursuant to Section 4. 1 shall be in connection with an underwritten Public Offering and regardless of whether the Shareholders participate in such registration, the Grantee agrees and each of the other Shareholders shall agree not to, unless agreed to in writing by the managing underwriter or underwriters or KMOC, effect any public sale or distribution, including any sale pursuant to Rule 144 of the Securities Act, of any Shares (other than as part of such underwritten Public Offering) within the period commencing on a date specified by the underwriter, not to exceed 30 days prior to the effective date of such registration statement, and ending on a date specified by the underwriter, not to exceed 180 days after the effective date of such registration statement or such shorter period as any other holder of securities of KMOC being sold pursuant to the registration statement has agreed not to effect any public sale or distribution. The Grantee agrees, and each of the other Shareholders shall agree, that KMOC may instruct its transfer agent to place stop transfer notations in its records to enforce this Section 4.2(b).

            (c) The Grantee agrees, and each of the other Shareholders included in such registration shall agree, that upon receipt of any notice from KMOC of the occurrence of any event of the kind described in Section 4.2(a)(iv), it will forthwith discontinue the disposition of Shares pursuant to the registration statement relating to such Shares until its receipt of a supplemented or amended prospectus from KMOC and, if so directed by KMOC, will deliver to KMOC all copies, other than permanent file copies, then in such Shareholder's possession, of the prospectus relating to such Shares at the time of receipt of such notice; provided, that if the registration statement is for an underwritten Public Offering, each Shareholder included in such registration will use its best efforts to cause the underwriters of such Public Offering to discontinue the disposition of Shares.

            (d) If any Shares are included in any registration pursuant to this
Article IV, the Grantee agrees, and each of the other Shareholders selling Shares shall agree, to take such actions and furnish KMOC with such information regarding itself and relating to the distribution of the Shares as KMOC may from time to time reasonably request and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement, including, without limitation, the following: (i) enter into an appropriate underwriting agreement containing terms and provisions then customary in agreements of that nature and cause each underwriter of the Shares to be sold to agree in writing with KMOC to provisions with respect to indenmification and contribution that are substantially the same as set forth in Section 4.3 hereof;
(ii) enter into such custody agreements, powers of attorney and related documents at such time and on such terms and conditions as may then be customarily required in connection with such offering; and (iii) distribute the Shares in accordance with and in the manner of the distribution contemplated by the applicable registration statement and prospectus.

            SECTION IV.3. Indemnification.

            (a) Indemnification by KMOC. In the event of any registration of Shares pursuant to Section 4.1, KMOC agrees to indemnify and hold harmless the seller of Shares and its directors and officers and each other person, if any, who controls the seller (each, an "Indeninified Person") from and against any and all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and costs of investigation) to which such Indemnified Person becomes subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses arise out of or based upon (i) any untrue statement or alleged untrue statement of material fact contained in any registration statement under which such securities were registered or qualified under the Securities Act or otherwise, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that KMOC shall not be liable to such Indenmified Person in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information furnished by such seller of Shares to KMOC.

            (b) Indemnification by the Shareholders. The Grantee agrees, and each of the other Shareholders participating in a registration of shares pursuant to this Article IV shall agree, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 4.3(a)), KMOC and its directors and officers and each other person, if any, who controls KMOC within the meaning of the Securities Act arising out of or based upon (i) any untrue statement or alleged untrue statement of material fact contained in any registration statement under which such securities were registered or qualified under the Securities Act or otherwise, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made solely in reliance upon and in conformity with information furnished to KMOC by such Shareholder for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement.

            (c) Defense of Claim. If any action or proceeding (including any governmental investigation) shall be brought or directed against any party hereto (or its officers, directors or agents), the party against whom indemnification is sought shall be permitted to (or, if requested, shall) assume the defense of such claim, including the employment of counsel and the payment of all expenses, unless a conflict of interest may exist with respect to such claim or differing or additional defenses may be available to the other party. If defense of a claim is assumed by an indemnifying party, the indemnified party shall not be liable for any settlement of such action or proceedings effected without their prior written consent. No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the indemnified party of release from all liability in respect to such claim or litigation. Any party entitled to indemnification hereunder agrees to give prompt written notice to the other party of any written notice of the commencement of any action, suit, proceedings or investigation or threat thereof for which such party may claim indemnification or contribution pursuant to this Agreement; provided, however, that failure to give such notice shall not limit any party's right to indemnification or contribution hereunder. Notwithstanding the foregoing, an indemnified party hereunder shall always have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party.

            (d) Contribution. If the indemnification provided for in Sections 4.3(a) or 4.3(b) hereof is unavailable to a party that would have been an indemnified party under any such Section in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and such indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 4.3(d) shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.


                                    ARTICLE V
                                Voting Covenants

            SECTION V.1. Voting Shares. During the period commencing from the date hereof and ending on the later to occur of (i) the sixth anniversary of the Effective Date or (ii) the date of an initial Public Offering, each Shareholder agrees to cause all Shares held by it to be present for quorum and other purposes at all shareholder meetings of KMOC and to vote all Shares held by it in favor of any director nomination recommended by the KMOC Board for approval by shareholders of KMOC.


                                   ARTICLE VI
                                   Termination

            SECTION VI.1. Termination. Except with respect to Sections of this Agreement which shall terminate on an earlier date as expressly provide herein, this Agreement shall automatically terminate, with respect to each Shareholder, on the date such Shareholder no longer Beneficially Owns any Shares; provided, however, that the provisions of Section 4.3 shall survive the termination of this Agreement with respect to each Shareholder.

                                   ARTICLE VII
                                  Miscellaneous

            SECTION VII. 1. Effectiveness.This Agreement shall be effective as of the Effective Date.

            SECTION VII.2. Notices. All notices, requests and other communications hereunder shall be in writing and shall be delivered by hand, by nationally recognized courier service, by facsimile transmission, receipt confirmed or certified mail (postage prepaid, return receipt requested, if available):

            If to KMOC, to:

                   Khanty Mansiysk Oil Corporation
                   125 Park Avenue, 8th Floor
                   New York, New York 10017
                   Attention: John B. Fitzgibbons
                   Phone: (212) 479-2398
                   Fax:(212) 479-2505

            with a copy to:

                   Skadden, Arps, Slate, Meagher & Flom LLP
                   919 Third Avenue
                   New York, New York 10022
                   Attention: Eric L. Cochran
                   Phone: (212) 735-3000
                   Fax: (212) 735-2000

            If to the Grantee or any other Shareholder, to:

                   ______________________
                   ______________________
                   ______________________
                   ______________________

Each such notice, request or communication shall be effective (A) if delivered by hand or by nationally recognized courier service, when delivered at the address specified in this Section 7.2 (or in accordance with the latest unrevoked written direction from such party), (B) if given by fax, when such fax is transmitted to the fax number specified in this Section 7.2 (or in accordance with the latest unrevoked written direction from such party), and the appropriate confirmation is received or (C) if by certified mail, upon mailing.

            SECTION VII.3. Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "included," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

            SECTION VII.4. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the parties shall negotiate in good faith with a view to the substitution therefor of a suitable and equitable solution in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid provision; provided, however, that the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

            SECTION VII.5. Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed an original and all of which shall, taken together, be considered one and the same agreement, it being understood that both parties need not sign the same counterpart.

            SECTION VII.6. Entire Agreement; No Third Party Beneficiaries. This Agreement (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (b) is not intended to confer upon any Person, other than the parties hereto, any rights or remedies hereunder.

            SECTION VII.7. Further Assurances. Each party shall execute, deliver, acknowledge and file such other documents and take such further actions as may be reasonably requested from time to time by the other party hereto to give effect to and carry out the transactions contemplated herein.

            SECTION VII. 8. Governing Law; Equitable Remedies. This Agreement shall be governed by and construed in accordance with the laws of the

State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to equitable relief, including in the form of injunctions, in order to enforce specifically the provisions of this Agreement, in addition to any other remedy to which they are entitled at law or in equity.

            SECTION VII.9. Amendments; Waivers.

            (a) No provision of this Agreement may be amended or waived unless such amendment or waiver is in writing and signed, in the case of an amendment, by the parties hereto, or in the case of a waiver, by the party against whom the waiver is to be effective.

            (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

            SECTION VII.10. Assignment. Neither this Agreement nor any of the rights or obligations hereunder shall be assigned by either of the parties hereto without the prior written consent of the other party, except that either party may assign all its rights and obligations to the assignee of all or substantially all of the assets of such party including an acquisition through merger, provided that such party shall in no event be released from its obligations hereunder without the prior written consent of the other party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Any attempted assignment in contravention hereof shall be null and void.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.


                   KHANTY MANSIYSK OIL CORPORATION


                   By:________________________
                      Name:
                      Title:


                   [Grantee]


                   By:_______________________
                       Name:

                        KHANTY MANSIYSK OIL CORPORATION

                           Non-Statutory Stock Option
            Granted Under Amended and Restated 1996 Stock Option Plan

      Stock Option granted by Khanty Mansiysk Oil Corporation, a Delaware
corporation (the "Company"),[   ] to (the "Optionee") pursuant to the Company's
Amended and Restated 1996 Stock Option Plan, adopted by the Board of Directors of KMOC on October 20, 1999 (the "Plan").

1. Grant of Option; Exercisability.

      This certificate evidences the grant by the Company on [ ] to the Optionee of an option (the "Option") to purchase, in whole or in part, on the terms herein provided, a total of shares of common stock of the Company (the "Shares") at $ [ ] per Share, which is not less than the fair market value (as that term is used in the Plan with regard to incentive stock options) of the Shares on the date of grant of this Option. It is intended that the Option evidenced by the certificate shall be a non-statutory Option.

      This Option shall be immediately exercisable as to [ ] Shares (the "First Tranche") and shall, except as otherwise determined by the Company, become exercisable as to the remaining Shares (the "Second Tranche") on [ ], provided that the Optionee has remained in the continuous service of the Company as a [director of the Company] [employee of the Company] through such date.

      The Final Exercise Date (as that term is used in the Plan) shall be [ ] with respect to [ ] Shares of the First Tranche, [ ] with respect to an additional [ ] Shares of the First Tranche, with respect to an additional [ ] Shares of the First Tranche and [ ] with respect to the Second Tranche.

      Following the termination of [service] [employment] of the Optionee, the Option shall remain exercisable during the [ ] - [year] [month] period following the date of such termination (such period, the "Termination Exercise Period"); provided, however, that in no event shall any portion of the Option remain exercisable beyond its Final Exercise Date; and provided further, that upon the conclusion of the Termination Exercise Period for a portion of the Option, such portion shall immediately terminate and be forfeited by the Optionee.

2.     Exercise of Option.

      Each Election to exercise this Option shall be in writing, signed by the Optionee or the Optionee's executor or administrator or the person or persons to whom this Option is transferred by will or the applicable laws of descent and distribution (the "Legal Representative"), and received by the Company at its principal office, accompanied by this certificate, and payment in full as provided in the Plan. The purchase price may be paid by delivery of cash, certified check, bank draft, money order, or common stock of the Company, or by delivery of a combination of the foregoing, subject to the provisions of Section 6(d) of the Plan. In the event that this Option is exercised by the Optionee's Legal Representative, the Company shall be under no obligation to deliver the Shares hereunder unless and until the Company is satisfied as to the authority of the person or persons exercising this Option.

3.     Application of Shareholders Agreement.

       Shares acquired upon exercise of the Option shall automatically and without further action be subject to the provisions of the Shareholders Agreement attached as Exhibit A to the Plan.

4.     Withholding.

       No Shares will be transferred pursuant to the exercise of this Option unless and until the person exercising this Option remits to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements, or makes other arrangements satisfactory to the Company with regard to such taxes.

5.     Nontransferability of Option.

       This Option is not transferable by the Optionee other than by will or the laws of descent and distribution, and is exercisable during the Optionee's lifetime only by the Optionee.

6.     Provisions of the Plan.

       This Option is subject to the provisions of the Plan, a copy of which is furnished to the Optionee with this certificate.

       IN WITNESS WHEREOF, the Company has caused this Option to be executed under its corporate seal by its duly authorized officer. This Option shall take effect as a sealed instrument.


                                          KHANTY MANSIYSK OIL CORPORATION

                                          By:___________________
                                          Chief Executive Officer

                         KHANTY MANSIYSK OIL CORPORATION

                           Non-Statutory Stock Option
                      Granted Under 2000 Stock Option Plan

       Stock Option granted by Khanty Mansiysk Oil Corporation, a Delaware
corporation (the "Company"), to [   ] (the "Optionee") pursuant to the Company's
Amended and Restated 1996 Stock Option Plan, adopted by the Board of Directors of KMOC on March 13-14, 2000 (the "Plan").

1.     Grant of Option; Exercisability.

       This certificate evidences the grant by the Company on [   ] to the
Optionee of an option (the "Option") to purchase, in whole or in part, on the
terms herein provided, a total of [   ] shares of common stock of the Company
(the "Shares") at $[   ] per Share, which is not less than the fair market value
(as that term is used in the Plan with regard to incentive stock options) of the Shares on the date of grant of this Option. It is intended that the Option evidenced by the certificate shall be a non-statutory Option.

       This Option shall be [immediately] exercisable as to [   ] Shares (the
"First Tranche") and shall, except as otherwise determined by the Company,
become exercisable as to the remaining [   ] Shares (the "Second Tranche") on
[   ] provided that the Optionee has remained in the continuous service of the
Company as a [director of the Company] an [employee of the Company] through such date.

       The Final Exercise Date (as that term is used in the Plan) shall be [   ]
with respect to [N;S]Shares of the First Tranche, with respect to an additional
[   ] Shares of the First Tranche, with respect to an additional [   ] Shares of
the First Tranche and [   ] with respect to the Second Tranche.

       Following the termination of [service] employment of the Optionee, the
Option shall remain exercisable during the [   ] - [year] [month] period
following the date of such termination (such period, the "Termination Exercise Period"); provided, however, that in no event shall any portion of the Option remain exercisable beyond its Final Exercise Date; and provided further, that upon the conclusion of the Termination Exercise Period for a portion of the Option, such portion shall immediately terminate and be forfeited by the Optionee.

2.     Exercise of Option.

       Each election to exercise this Option shall be in writing, signed by the Optionee or the Optionee's executor or administrator or the person or persons to whom this Option is transferred by will or the applicable laws of descent and distribution (the "Legal Representative"), and received by the Company at its principal office, accompanied by this certificate, and payment in full as provided in the Plan. The purchase price may be paid by delivery of cash, certified check, bank draft, money order, or common stock of the Company, or by delivery of a combination of the foregoing, subject to the provisions of Section 6(d) of the Plan. In the event that this Option is exercised by the Optionee's Legal Representative, the Company shall be under no obligation to deliver the Shares hereunder unless and until the Company is satisfied as to the authority of the person or persons exercising this Option.

3.     Application of Shareholders Agreement.

       Shares acquired upon exercise of the Option shall automatically and without further action be subject to the provisions of the Shareholders Agreement attached as Exhibit A to the Plan.

4.     Withholding.

       No Shares will be transferred pursuant to the exercise of this Option unless and until the person exercising this Option remits to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements, or makes other arrangements satisfactory to the Company with regard to such taxes.

5.     Nontransferability of Option.

       This Option is not transferable by the Optionee other than by will or the laws of descent and distribution, and is exercisable during the Optionee's lifetime only by the Optionee.


6.     Provisions of the Plan.

       This Option is subject to the provisions of the Plan, a copy of which is furnished to the Optionee with this certificate.



       IN WITNESS WHEREOF, the Company has caused this Option to be executed under its corporate seal by its duly authorized officer. This Option shall take effect as a sealed instrument.


                              KHANTY MANSIYSK OIL CORPORATION

                              By:__________________________
                                 Chief Executive Officer

                                        2